UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant  |X|
Filed by a Party other than the Registrant  |_|

Check the appropriate box:

|_| Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement
|_|  Definitive additional materials
|_|  Soliciting material pursuant to ss.240.14a-12

                           Touchstone Strategic Trust
                           --------------------------
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

|X| No fee required.

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

      (2)   Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)   Proposed maximum aggregate value of transaction:

      (5)   Total fee paid:

|_| Fee paid previously with preliminary materials:

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

      (2)   Form, Schedule or Registration Statement no.:

      (3)   Filing Party:

      (4)   Date Filed:

                           TOUCHSTONE STRATEGIC TRUST
                            303 Broadway, Suite 1100
                              Cincinnati, OH 45202

Dear Valued Shareholder:

You are cordially invited to attend a Special Meeting of Touchstone Mid Cap Growth Fund ("Fund") of the Touchstone Strategic Trust (the "Trust") on February 26, 2010 at 10:00 a.m. Eastern time, at the offices of the Trust, 303 Broadway, Suite 1100, Cincinnati, OH 45202.

The purpose of the meeting is set forth in the formal Notice of Special Meeting of Shareholders following this letter. Included with this letter are the notice, a proxy statement and a proxy card. We look forward to your attendance at the meeting or to receiving your proxy card so that your shares may be voted at the meeting.

Your vote is important regardless of how many shares you own. Please cast your vote promptly using the enclosed proxy card and postage-paid envelope, by phone using the toll-free number, or via the Internet.

We appreciate your business and the trust you have placed in us. We look forward to serving you for many years to come.

Sincerely,



Jill T. McGruder
President
Touchstone Strategic Trust

                           TOUCHSTONE STRATEGIC TRUST
                            303 Broadway, Suite 1100
                              Cincinnati, OH 45202

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 26, 2010

Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of Touchstone Strategic Trust (the "Trust") with respect to the Touchstone Mid Cap Growth Fund (the "Fund") will be held at the offices of the Trust, 303 Broadway Suite 1100, Cincinnati, OH 45202, at 10:00 a.m. Eastern Time, on February 26, 2010 for the following purposes:

      (1) To approve a new sub-advisory agreement between the Fund's investment advisor, Touchstone Advisors, Inc. (the "Advisor") and Westfield Capital Management Company, L.P. ("Westfield");

      (2) To approve the retention or payment of fees paid or payable by the Advisor to Westfield for its sub-advisory services to the Fund;

      (3) To authorize the Board of Trustees and the Advisor to select or change investment sub-advisors and to enter into or amend investment sub-advisory agreements without obtaining the approval of shareholders; and

      (4) To transact such other business that may properly come before the Meeting, or any adjournments thereof.

Shareholders of record as of the close of business on December 31, 2009 are entitled to notice of, and to vote at the Meeting, or any adjournment of this meeting.

By Order of the Board of Trustees,

Jay S. Fitton
Secretary

January 14, 2010

SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. SHAREHOLDERS MAY ALSO VOTE BY TELEPHONE OR VOTE THROUGH THE INTERNET. INSTRUCTIONS FOR THE PROPER EXECUTION OF THE PROXY ARE SET FORTH IMMEDIATELY FOLLOWING THIS NOTICE OR, WITH RESPECT TO TELEPHONE OR INTERNET VOTING, ON THE PROXY CARD. IT IS IMPORTANT THAT YOU VOTE PROMPTLY.

     IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
              SHAREHOLDER MEETING TO BE HELD ON FEBRUARY 26, 2010.

                      THE PROXY STATEMENT IS AVAILABLE AT
     HTTPS://WWW.TOUCHSTONEINVESTMENTS.COM/HOME/OURCOMPANY/PROXYVOTING.ASP.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

      The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Trust in validating your vote if you fail to sign your proxy card properly.

      1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

      2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

      3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

      REGISTRATION                                         VALID SIGNATURE
      ------------                                         ---------------

      CORPORATE ACCOUNTS
      ------------------

      (1)      ABC Corp                             ABC Corp.

      (2)      ABC Corp                             John Doe, Treasurer

      (3)      ABC Corp.
               c/o John Doe, Treasurer              John Doe

      (4)      ABC Corp. Profit Sharing Plan        John Doe, Trustee

      TRUST ACCOUNTS
      --------------

      (1)      ABC Trust                            Jane B. Doe, Trustee

      (2)      Jane B. Doe, Trustee
               u/t/d 12/28/78                       Jane B. Doe

      CUSTODIAL OR ESTATE ACCOUNTS
      ----------------------------

      (1)      John B. Smith, Cust.
               f/b/o John B. Smith, Jr. UGMA        John B. Smith

      (2)      Estate of John B. Smith              John B. Smith, Jr., Executor

                         TOUCHSTONE MID CAP GROWTH FUND
                                     OF THE
                           TOUCHSTONE STRATEGIC TRUST

                            303 Broadway, Suite 1100
                             Cincinnati, Ohio 45202
                                  800-543-0407

                         SPECIAL MEETING OF SHAREHOLDERS
                         To be held on February 26, 2010

                                 PROXY STATEMENT

            This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of Touchstone Strategic Trust (the "Trust") from the shareholders of the Touchstone Mid Cap Growth Fund (the "Fund"), a series of the Trust, for use at the special meeting of shareholders to be held at 10:00 a.m. on February 26, 2010 or at such later time made necessary by any and all adjournments or postponements thereof (the "Meeting"). The Meeting will be held at the offices of the Trust, 303 Broadway, Suite 1100, Cincinnati, Ohio 45202.

                               PURPOSE OF MEETING

            The Meeting is being called in order to ask shareholders of the Fund to consider and vote on the following proposals:

            PROPOSAL 1:       To approve a new sub-advisory agreement between
                              the Fund's investment advisor, Touchstone
                              Advisors, Inc. (the "Advisor") and Westfield
                              Capital Management Company, L.P. ("Westfield");

            PROPOSAL 2:       To approve the retention or payment of fees paid
                              or payable by the Advisor to Westfield for its sub-advisory services to the Fund;

            PROPOSAL 3:       To authorize the Board and the Advisor to select
                              or change investment sub-advisors and to enter into or amend investment sub-advisory agreements without obtaining the approval of shareholders;
                              and

            PROPOSAL 4:       To transact such other business that may properly
                              come before the Meeting, or any adjournments thereof.

            If shareholders of the Fund do not approve a Proposal, the Board will consider other alternatives, including the request for a revised proposal from the Advisor. In addition, although the Trustees do not anticipate any other items of business being brought before the Meeting, the accompanying proxy gives discretionary authority to the persons named on the proxy with respect to any other matters that might properly be brought before the Meeting. Those persons intend to vote all proxies in accordance with their best judgment and in the interest of the Trust and the Fund.

            This Proxy Statement, the Notice of Special Meeting and the proxy cards are being mailed to shareholders of the Fund on or about January 14, 2010 or as soon as practicable thereafter. Shareholders of record of the Fund at the close of business on December 31, 2009 (the "Record Date") will be entitled to one vote per share for each full share of the Fund, with proportionate voting for fractional shares.

            It is expected that the solicitation of proxies will be made primarily by mail. Supplemental solicitations may be made by mail, telephone, facsimile, internet or personal contact by representatives of the Trust, or a third-party proxy solicitation firm retained by the Trust for these purposes. All costs associated with the preparation, filing and distribution of this Proxy Statement, the solicitation and the Meeting will be borne by the Advisor and Westfield.

            Any shareholder submitting a proxy has the power to revoke it by attending and voting in person at the Meeting, by mailing a notice of revocation to the Secretary of the Trust at the principal office of the Trust, or by executing a superseding proxy by telephone or through the internet to the Trust. All properly executed proxies received before the Meeting will be voted as specified in the Proxy.

            Your proxy will NOT be considered cast, however, if an abstention is indicated on the proxy or if you otherwise indicate that you are withholding your vote. Abstentions will not be counted for or against any proposal to which they relate, but abstentions will be counted for purposes of determining whether a quorum is present and will be counted as shares present at the Meeting. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner (i.e., your broker) does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. None of the proposals contained in this proxy statement are considered a routine matter as to which brokers may vote without instructions. Broker non-votes will be counted for purposes of determining whether a quorum is present and will be counted as shares present at the Meeting. Consequently, abstentions and broker non-votes will have the effect of a vote against a proposal.

            THE FUND PROVIDES PERIODIC REPORTS TO ITS SHAREHOLDERS, WHICH HIGHLIGHT RELEVANT INFORMATION ABOUT THE FUND, INCLUDING INVESTMENT RESULTS AND A REVIEW OF PORTFOLIO INVESTMENTS. YOU MAY RECEIVE AN ADDITIONAL COPY OF THE MOST RECENT ANNUAL REPORT AND SEMI-ANNUAL REPORT OF THE FUND, FREE OF CHARGE, BY DOWNLOADING IT FROM THE TOUCHSTONE FUNDS' WEBSITE WWW.TOUCHSTONEINVESTMENTS.COM, BY CALLING 800-543-0407 OR BY WRITING TO TOUCHSTONE STRATEGIC TRUST, TOUCHSTONE MID CAP GROWTH FUND, 303 BROADWAY, SUITE 1100, CINCINNATI, OHIO 45202.

                                 PROPOSAL NO. 1

 TO APPROVE A NEW SUB-ADVISORY AGREEMENT BETWEEN THE FUND'S INVESTMENT ADVISOR,
    TOUCHSTONE ADVISORS, INC. AND WESTFIELD CAPITAL MANAGEMENT COMPANY, L.P.

                                  INTRODUCTION

            You are being asked to approve a new sub-advisory agreement (the "New Agreement") between the Fund's investment advisor, Touchstone Advisors, Inc. ("Advisor"), and an investment sub-advisor to the Fund, Westfield Capital Management Company, L.P. ("Westfield"). The Fund is managed by the Advisor using a manager-of-managers strategy. In this respect, Westfield has continuously served as an investment sub-advisor to the Fund and its predecessor Fund since the predecessor Fund's inception on October 3, 1994. YOUR APPROVAL OF THE NEW AGREEMENT WILL NOT CHANGE THE RATE AT WHICH THE FUND PAYS ADVISORY FEES TO THE ADVISOR OR THE RATE AT WHICH THE ADVISOR PAYS SUBADVISORY FEES TO WESTFIELD. THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE TO APPROVE THE NEW AGREEMENT.

Background

            The sub-advisory agreement with Westfield, dated May 1, 2000, as amended December 31, 2002 and September 1, 2004 (the "Original Agreement") was last approved by shareholders on April 27, 2000 pursuant to a unanimous consent in connection with the shell reorganization of the predecessor Fund. On June 30, 2008, Westfield's management team, led by William A. Muggia (the Fund's lead portfolio manager), completed a transaction to restructure the management and equity ownership of Westfield (the "Restructuring"). Under the terms of the Restructuring, Westfield's management team obtained day-to-day operational and strategic control of Westfield through their ownership and control of a general partner of Westfield and received an economic interest in Westfield via Westfield's limited partner. In addition under the terms of the Restructuring, Boston Private Financial Holdings, Inc. ("Boston Private") retained an economic interest in Westfield up to a fixed amount of Westfield's annual pre-tax profits, after management and employee compensation. Westfield's management team is entitled to two-thirds of Westfield's earnings in excess of this fixed amount and Boston Private is entitled to the remaining one-third. Other than through customary contractual rights intended to protect Boston Private's economic interest, Boston Private retained no rights to control or participate in Westfield's management after the Restructuring. At the time of the Restructuring, the members of Westfield's management team who received equity ownership in Westfield's limited partner in the Restructuring entered into agreements that include restrictions regarding post-employment competition and solicitation of clients or employees. While Westfield's management team obtained control of Westfield as a result of the Restructuring, the operations of Westfield and the persons responsible for the day-to-day management of the portion of the Fund managed by Westfield did not change as a result of the Restructuring.

            Since Westfield's management team obtained day-to-day operational and strategic control of Westfield from Boston Private, the Restructuring resulted in an "assignment" (within the meaning of the Investment Company Act of 1940 (the "1940 Act")) of the Original Agreement, which terminated the Original Agreement. In order for Westfield to provide uninterrupted services to the Fund, the Board at a meeting on May 15, 2008, approved a sub-advisory agreement with Westfield, dated May 15, 2008 (the "2008 Agreement"). The Board approved the 2008 Agreement in the manner contemplated by an exemptive order (the "Order") issued by the Securities and Exchange Commission (the "SEC") that permits the Trust and the Advisor, to hire new sub-advisors or make changes to existing sub-advisory agreements with the approval of the Board, but without the need to obtain shareholder approval. Due to an administrative oversight by Trust management, Touchstone and Westfield, at the time the Board approved the 2008 Agreement, the Board was not aware that the Fund could not rely on the Order. A condition of the Order provides that the Advisor and the Trust can operate the Fund in reliance upon the Order only if such reliance is approved by the Fund's shareholders. When the Trust previously submitted the ability of the Fund to rely upon the Order to shareholders at a Special Meeting of Shareholders held on September 18, 2002, the Fund failed to achieve sufficient quorum at the shareholder meeting to act on the proposal. Accordingly, because the Fund was not permitted to rely on the Order, the Board's approval of the 2008 Agreement was ineffective in creating a valid sub-advisory agreement. Trust management recently became aware that the 2008 Agreement was not valid.

            Regardless, Westfield has continued to provide uninterrupted investment sub-advisory services to the Fund despite the ineffective approval of the 2008 Agreement. At a telephonic Board meeting held on October 22, 2009 the Board considered the matter, and at an in person meeting held on November 19, 2009, the Board approved the New Agreement, subject to shareholder approval.

                          SUMMARY OF THE NEW AGREEMENT

            The form of the New Agreement is attached as Appendix A to this Proxy Statement. The contractual terms and conditions of the New Agreement are identical to the 2008 Agreement, except for its date and initial term. The contractual terms and conditions of both the 2008 Agreement and the New Agreement are substantially similar to those of the Original Agreement, except their dates, initial term and indemnification provisions. There have been no changes to Westfield's fee rate for its services to the Fund under either the New Agreement or the 2008 Agreement. The sub-advisory fees are paid by the Advisor, and not by the Fund. A description of the proposed New Agreement is set forth below and is qualified in its entirety by reference to Appendix A.

            GENERAL. Westfield will manage the investment and reinvestment of the Fund's assets, subject to and in accordance with the investment objectives, policies and restrictions of the Fund and any directions which the Advisor or the Board may give from time to time with respect to the Fund. Westfield will make all determinations with respect to the investment of the Fund's assets and the purchase and sale of portfolio securities. Westfield also will determine the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the portfolio securities will be exercised. Westfield will render regular reports to the Board. Westfield will place orders for portfolio transactions on behalf of the Fund in accordance with Trust policies and will be responsible for obtaining best execution.

            COMPENSATION. For services rendered, the Advisor will pay Westfield a sub-advisory fee, which is accrued daily and payable monthly at the annual rate of 0.50% of the Fund's average daily net assets.

            LIABILITY. Westfield will indemnify and hold harmless the Trust and all affiliated persons thereof against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) by reason of or arising out of: (i) Westfield being in material violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Funds' Registration Statement or any written guidelines or instruction provided in writing by the Board; or (ii) Westfield's willful misfeasance, bad faith or gross negligence generally in the performance of its duties hereunder or its reckless disregard of its obligations and duties under this Agreement.

            LIMIT ON TRUST LIABILITY. Westfield agrees that (i) the Trust's obligations to Westfield under the New Agreement (or indirectly under the Advisory Agreement) will be limited in any event to the Fund's assets and (ii) Westfield will not seek satisfaction of any such obligation from the holders of shares of the Fund, other than the Advisor, nor from any Trustee, officer, employee or agent of the Trust.

            TERM. The New Agreement is expected to remain in effect from the date it is approved by shareholders for an initial two-year term, and, unless earlier terminated, will continue from year to year thereafter, provided that each such continuance is approved annually (i) by the Board or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case,
(ii) by a majority of the Trustees who are not "interested persons," as such term is defined in the 1940 Act (the "Independent Trustees").

            AMENDMENT. The New Agreement may be amended at any time by the parties to the New Agreement, subject to approval by the Board and, if required by applicable SEC rules and regulations, a vote of the majority of the outstanding voting securities of the Fund affected by such change.

            TERMINATION. Under the terms of the New Agreement, the New Agreement may be terminated at any time, without payment of any penalty, (i) by the Advisor upon not more than sixty (60) days' nor less than thirty (30) days' written notice; (ii) by the Sub-Advisor upon not less than sixty (60) days' written notice; or (iii) by the Trust upon either (y) the majority vote of its Board or (z) the affirmative vote of a majority of the outstanding voting securities of the Fund. The New Agreement will terminate automatically in the event of its "assignment," as such term is defined in the 1940 Act.

                                  COMPENSATION

            The fees paid by the Fund were not affected because the Advisor pays the sub-advisory fee to Westfield from its advisory fee. For its sub-advisory services, the Advisor paid Westfield a monthly portfolio management fee at the annual rate of 0.50% of average daily net assets under Westfield's management. For the fiscal year ended March 31, 2009, Westfield received $2,506,585 in sub-advisory fees.

                           INFORMATION ABOUT WESTFIELD

            INVESTMENT STRATEGY. Westfield uses a growth approach. Westfield may invest in companies that have earnings it believes will grow faster than the U.S. economy due to new products, management initiatives or personnel changes at the company or economic shocks such as high inflation or sudden increases or decreases in interest rates. Westfield evaluates companies by using fundamental analysis of the company's financial statements, interviews with management, analysis of the company's operations and product development and consideration of the company's industry category. Westfield will sell a security if the predetermined sell price is achieved, if it concludes that the original case for investment is no longer valid, if a security becomes larger than a predetermined percentage of the Fund's portfolio or if more attractive alternative investments are available.

            PORTFOLIO MANAGERS. The Fund is managed by Westfield's Investment Committee, which consists of the five members listed below and Westfield's other security analysts. William A. Muggia is the Fund's lead portfolio manager and is the President, Chief Executive Officer, Chief Investment Officer and Partner of Westfield. He covers the healthcare and energy sectors, as well as provides overall market strategy. Mr. Muggia has worked at Westfield since 1994 and has managed the Fund since 1999. Arthur J. Bauernfeind is the Chairman and Westfield's economist. He has worked at Westfield since 1990 and has managed the Fund since its inception. Ethan J. Meyers, Partner, covers the consumer services, industrials and information technology sectors. He has worked at Westfield since 1999 and has managed the Fund since 1999. Scott R. Emerman, Partner, covers the consumer discretionary and consumer staples sectors. He has worked at Westfield since 2002 and has managed the Fund since 2002. Matthew W. Strobeck, Partner, covers the healthcare sector. He has worked at Westfield since 2003 and has managed the Fund since August 2008. Mr. Bauernfeind, Mr. Meyers, Mr. Emerman and Mr. Strobeck will discuss cash flow situations with Mr. Muggia and are able to perform the same duties as Mr. Muggia in his absence.

            WESTFIELD CAPITAL MANAGEMENT COMPANY, L.P. ("WESTFIELD"). Westfield is a registered investment adviser under the Investment Advisers Act of 1940, as amended, with its principal executive office located at One Financial Center, Boston, MA 02111. Westfield is a limited partnership, the general partner of which is WMS General Partner LLC and the limited partner of which is WMS Management LLC. WMS Management LLC owns all of WMS General Partner LLC. Mr. Muggia owns approximately 56% of WMS Management LLC. The address of WMS Management LLC, WMS General Partner LLC and Mr. Muggia is One Financial Center, Boston MA 02111. On December 14, 2009, Westfield redeemed the interest previously owned by Boston Private.

            As of October 31, 2009, Westfield had assets under management of approximately $11.1 billion. The following table lists the name, address and principal occupation of the principal executive officer of Westfield:

---------------------------------------------------------------------------------------------------------
        Name                            Principal Occupation                          Address
---------------------------------------------------------------------------------------------------------
  William A. Muggia              President, Chief Executive Officer,            One Financial Center
                                Chief Investment Officer and Partner              Boston, MA 02111
---------------------------------------------------------------------------------------------------------

            SIMILAR INVESTMENT STRATEGIES. Westfield acts as sub-advisor to one other mutual fund with an investment objective similar to that of the Fund. The information below is provided as of October 31, 2009.

FUNDS WITH SIMILAR INVESTMENT OBJECTIVES                                     SIZE OF FUND+       RATE OF WESTFIELD'S
                                                                                                 COMPENSATION*
-------------------------------------------------------------------------    ----------------    ------------------------
Touchstone Variable Series Trust Mid Cap Growth Fund Series                  $14.4 million       0.50% per annum

+  Represents the portion of the fund's assets that are managed by Westfield.
* Expressed as a percentage of average daily net assets.

               BOARD CONSIDERATION IN APPROVING THE NEW AGREEMENT

            The Advisor and Westfield provided the Board with various written materials in advance of the Board meetings to assist with the Board's consideration of Westfield. The Advisor provided written and oral information stating the basis for its recommendation to continue to engage Westfield. At the meeting, the Board considered the similarities of the New Agreement, the Original Agreement and the 2008 Agreement and the fact that the Board had intended to approve a new agreement at the May 15, 2008 meeting.

            In determining whether to approve the New Agreement, the Board considered information provided by Westfield and the Advisor. The information provided to the Board included: (1) services performed and to be performed for the Fund by Westfield, (2) the size and qualifications of Westfield's portfolio management staff, (3) how the Fund has been and will be managed by Westfield, including a general description of the investment decision-making process, sources of information and investment strategies, (4) investment performance information for similarly managed accounts, (5) investment performance of the Fund, including the investment performance information for the portion of the Fund's assets allocated to Westfield, (6) the proposed sub-advisory fee to be paid to Westfield from the Advisor, (7) brokerage selection procedures, (8) the procedures for allocating investment opportunities between the Fund and other clients, and (9) Westfield's internal program for ensuring compliance with the Fund's investment objectives, policies and practices (including codes of ethics), federal securities laws and other regulatory requirements. The Board then discussed the written materials that the Board received before the meeting and all other information that the Board received at the meeting.

            In examining the nature, quality, and extent of the services provided by Westfield to the Fund, the Board considered: the specific investment management process that was employed by Westfield in managing the Fund's assets that were allocated to Westfield; the qualifications, experience, and capabilities of Westfield's management and other personnel responsible for the portfolio management of the Fund's investment portfolio; the financial position of Westfield; the quality of Westfield's regulatory and legal compliance policies and procedures; Westfield's brokerage practices; Westfield's infrastructure and whether it continued to support Westfield's investment strategy adequately; and the Advisor's review, selection, and due diligence process with respect to Westfield, and the Advisor's favorable assessment as to the nature, extent, and quality of the sub-advisory services that were provided by Westfield.

            Prior to voting, the Independent Trustees reviewed the New Agreement with management and with independent legal counsel and received advice from such counsel discussing the legal standards for their consideration of the New Agreement. The Independent Trustees also reviewed the New Agreement in executive session with counsel at which time no representatives of management were present.

            The Board, including the Independent Trustees voting separately, unanimously determined that the proposal to approve the Sub-Advisory Agreement for the Fund is in the best interests of the shareholders and the Fund. In determining whether to approve the new Sub-Advisory Agreement, the Board considered, with the assistance of independent legal counsel, the following factors, in addition to all other information it deemed relevant, and drew the following conclusions:

(i) The Board is very familiar with Westfield and its staff since Westfield has sub-advised the Fund since its inception and the Fund should benefit from Westfield's continued service;

(ii) The Board considered that, when managing its allocated portion of the Fund's portfolio, Westfield operated within the Fund's investment objective, policies and restrictions, and considered Westfield's record of compliance;

(iii) The Board considered Westfield's record of performance in managing its allocated portion of the Fund's assets. Specifically, that Westfield had consistently achieved favorable investment results, both in absolute terms and relative to performance of the Fund's benchmark and other mutual funds determined to be comparable, and concluded that the performance was reasonable;

(iv) The rate at which fees are proposed to be paid by the Advisor to Westfield for its services to the Fund pursuant to the terms of the New Agreement are identical to the fee rates paid by the Advisor to Westfield under the Original Agreement, as amended, and the 2008 Agreement, and the Board's conclusion that the fees were reasonable in light of the services to be provided and the fees that may be charged by other sub-advisory firms;

(v) The Board also considered whether there were any ancillary benefits that may accrue to Westfield as a result of Westfield's relationship with the Fund and the Board concluded any such benefits were not significant;

(vi) The Board did not consider the costs of services provided by Westfield, the profitability to Westfield from its relationship with the Fund or the effect of any economies of scale because it did not view these factors as relevant given that the sub-advisory fee is paid by the Advisor.

In drawing its conclusions with regard to the above factors and determining to unanimously approve the New Agreement, and recommend that Shareholders approve the New Agreement, the Board did not identify any single piece of information that was all-important, controlling or determinative of its decision.

                        RECOMMENDATION AND REQUIRED VOTE

            Approval of this Proposal requires the affirmative vote of the holders of the lesser of (a) 67% or more of the voting securities of the Fund present at the Meeting or represented by proxy if holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Fund.

  THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSAL TO
     APPROVE A NEW SUB-ADVISORY AGREEMENT BETWEEN THE ADVISOR AND WESTFIELD

                                 PROPOSAL NO. 2

 TO APPROVE THE RETENTION OR PAYMENT OF FEES PAID OR PAYABLE BY THE ADVISOR TO
              WESTFIELD FOR ITS SUB-ADVISORY SERVICES TO THE FUND

            You are being asked to approve the retention or payment of fees paid or payable by the Advisor to Westfield for its sub-advisory services to the Fund for the period from June 30, 2008 through the date that shareholders approve the New Agreement as contemplated in Proposal No. 1 (the "Gap Period"). As discussed in Proposal No. 1, despite the ineffective approval of the 2008 Agreement, Westfield has continued to provide the Fund with uninterrupted investment sub-advisory services. These services include, but are not limited to, making the daily decisions regarding buying and selling specific securities for the Fund and managing the investments held by the Fund according to its investment goals and strategies. During the Gap Period, the Advisor has compensated Westfield for these services at a rate equal to 0.50% of the Fund's average daily net assets under Westfield's management, as contemplated by the Original Agreement and the 2008 Agreement. Until recently, the Fund, the Board, the Advisor and Westfield were unaware that the 2008 Agreement had not been properly approved and so the Advisor's payments and Westfield's performance of its services, were made under the belief that Westfield's services were being performed according to a valid sub-advisory agreement.

            During the Gap Period through December 31, 2009, the Advisor has paid Westfield $3,372,276. The fees paid by the Fund were not affected because the Advisor pays the sub-advisory fee to Westfield from its advisory fee. The Fund's advisory agreement with the Advisor was not affected by the change in control at Westfield and remains validly in effect during the relevant period.

            The Advisor, relying on equitable principles, sought Board approval to allow Westfield to avoid an economic burden and retain all payments made by the Advisor, and be paid all unpaid amounts, as compensation for services provided, and to be provided, during the Gap Period. In granting their unanimous approval, the Board, which was represented by independent legal counsel who reviewed the legal issues presented to the Board, considered the nature of the continuing relationship between Westfield and the Fund, and the nature and quality of the services Westfield has performed for the Fund since its inception. The Trustees also considered that:

(i) The 1940 Act permits a court to enforce a contract that otherwise violates the 1940 Act or rules thereunder should the court determine that such enforcement would produce a more equitable result than non-enforcement and would not be inconsistent with the underlying purposes of the 1940 Act;

(ii) Should Board or shareholder approval be withheld, Westfield would likely be entitled to retain all of these payments on the grounds that it would be unjust to withhold payments for services rendered under the Original Agreement or the 2008 Agreement;

(iii) The Fund and its shareholders have experienced no economic harm during the applicable period attributable to the ineffective sub-advisory agreement, and the amounts that were paid would have been no more than what the Advisor would have paid to Westfield had the 2008 Agreement been properly approved;

(iv) The Advisor and Westfield have agreed to contribute to the costs of the Meeting as well as any legal fees that might arise; and, finally,

(v) But for failing to meet the requirements of the 1940 Act or its order obtained thereunder, the Board had intended to approve the 2008 Agreement and for Westfield to continue to provide services to the Fund.

            In the event that shareholders do not approve Proposal No. 2, the Board will determine the appropriate course of action with respect to the treatment of fees paid by Touchstone to Westfield during the Gap Period.

                        RECOMMENDATION AND REQUIRED VOTE

            Approval of this Proposal requires the affirmative vote of the holders of the lesser of (a) 67% or more of the voting securities of the Fund present at the Meeting or represented by proxy if holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Fund.

  THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSAL TO
   APPROVE THE RETENTION OR PAYMENT OF FEES PAID OR PAYABLE BY THE ADVISOR TO
              WESTFIELD FOR ITS SUB-ADVISORY SERVICES TO THE FUND

                                 PROPOSAL NO. 3

    TO AUTHORIZE THE BOARD AND TOUCHSTONE ADVISORS, INC. TO SELECT OR CHANGE INVESTMENT SUB-ADVISORS AND TO ENTER INTO OR AMEND INVESTMENT SUB-ADVISORY
           AGREEMENTS WITHOUT OBTAINING THE APPROVAL OF SHAREHOLDERS

                                  INTRODUCTION

            Shareholders are being asked to approve a so-called "manager of managers" arrangement. This arrangement permits the Advisor to hire new sub-advisors or make changes to existing sub-advisory agreements with the approval of the Board, but without obtaining shareholder approval.

            The Board, including the Independent Trustees, has approved the use of a "manager of managers" arrangement, and any such arrangement utilized by the Fund would be subject to Board oversight and conditions imposed by the SEC. Information on the Order of Exemption received by the Trust and the Advisor with respect to the "manager of managers" arrangement is described under "The Exemptive Order" below.

            The Board believes that it is in the best interest of shareholders to provide the Advisor and the Board with increased flexibility to recommend, supervise, evaluate, and change sub-advisors without incurring the significant delay and expense associated with obtaining prior shareholder approval. See "Reasons for Proposal" below.

            The Advisor currently employs Westfield and TCW Investment Management Company, each a registered investment advisor, for the Fund. Sub-advisors perform the daily management of the assets of the Fund. The Advisor monitors and supervises the activities of the sub-advisors, and may terminate the services of any sub-advisor at any time, subject to the notice periods set forth in the applicable sub-advisory agreement. However, entering into a new sub-advisory agreement or amending an existing sub-advisory agreement with a sub-advisor currently requires approval of the Fund's shareholders.

            As discussed above, the 1940 Act requires that all contracts pursuant to which persons serve as investment advisors to investment companies be approved by shareholders. This requirement applies to the appointment of a new or replacement sub-advisor to the Fund and generally to the amendment of existing agreements with sub-advisors. (There is an exception to this requirement that permits, under certain circumstances, entities to serve as replacement sub-advisors for an interim period without shareholder approval if their contracts have been approved by the board of the investment company.)

                               THE EXEMPTIVE ORDER

            The SEC issued the Order permitting the Trust and the Advisor to enter into new sub-advisory agreements or materially amend existing sub-advisory agreements, subject to approval by the Board (including a majority of Independent Trustees) but without obtaining shareholder approval (SEC Release IC-25645). The Board will not, however, be able to (a) replace the Advisor as investment manager or (b) enter into a new or amended sub-advisory agreement with an affiliated sub-advisor, without complying with the 1940 Act and applicable regulations governing shareholder approval of advisory contracts. The Advisor and the Trust can operate the Fund in reliance upon the Order only if, among other things, the Fund's shareholders have approved the "manager of managers" arrangement.

            Under the terms of the Order, the Trust and the Advisor are, and would continue to be, subject to several conditions imposed by the Order. For instance, as requested in this Proposal, shareholder approval is required before the Advisor and the Fund may implement the "manager of managers" arrangement for the Fund. In addition, the Fund will seek shareholder approval if a sub-advisory agreement with an Affiliated Sub-Advisor is involved. Further, under the conditions of the Order, within 90 days of hiring any new sub-advisor (other than an affiliated sub-advisor), the Advisor will furnish the shareholders of the affected Funds with detailed information about the sub-advisor. The Order also provides that the Fund will disclose in its prospectus the details of this structure which will permit the Board and the Advisor to select or change investment sub-advisors and enter into investment sub-advisory agreements or amend existing investment sub-advisory agreements without obtaining the approval of shareholders.

            As noted above, one of the conditions of the Order is that the Fund may not operate in a "manager of managers" arrangement until such arrangement is approved by a majority of the outstanding voting securities of the Fund. The Board believes that the proposed arrangement to select or change investment sub-advisors or enter into and amend investment sub-advisory agreements without obtaining the approval of shareholders is in the best interests of the shareholders of the Fund.

                              REASONS FOR PROPOSAL

            This Proposal is intended to facilitate the efficient supervision and management of the Fund by the Advisor and the Board and to give the Advisor flexibility in managing the Fund in the future. The Advisor continuously monitors the performance of the sub-advisors of the Fund and may, from time to time, recommend that the Board replace one or more sub-advisors or appoint additional sub-advisors, depending on the Advisor's assessment of which sub-advisors it believes will optimize the Fund's chances of achieving its investment objective. Under the 1940 Act, the Advisor currently is required to obtain shareholder approval to add or replace a sub-advisor to the Fund. In most cases, the Advisor must also obtain shareholder approval to amend an existing sub-advisory agreement with respect to the Fund. Obtaining shareholder approval requires the Fund to hold a meeting of its shareholders, which entails substantial costs, including costs related to preparing, printing and distributing proxy materials. If shareholders approve this Proposal, the Board, subject to certain exceptions, will no longer be required to call a Fund shareholder meeting each time a new sub-advisor is proposed or a material amendment to a sub-advisory agreement is proposed.

            Even in the absence of a shareholder approval requirement, any proposal to add or replace sub-advisors will receive careful review. First, the Advisor will assess the Fund's needs and, if the Advisor believes additional or replacement sub-advisors might benefit the Fund, will search for available investment sub-advisors. Second, any recommendations made by the Advisor will have to be approved by a majority of the Board, including a majority of the Trustees who are not "interested persons" (within the meaning of the 1940 Act) of the Trust, the Advisor or the proposed sub-advisor. In selecting any new or replacement sub-advisors for a Fund, the Board is required to determine that the proposed sub-advisory agreement is reasonable, fair and in the best interests of the Fund and its shareholders. The Board will consider the factors it deems relevant in approving sub-advisory agreements, including the nature, quality and scope of the services to be provided. The Board also will review pertinent information about the sub-advisor's ability to provide its services to the Fund, such as the sub-advisor's investment performance record, personnel, operations, financial condition or any other factor that might affect the sub-advisor's overall performance as an investment advisor. Finally, any further appointments of additional or replacement sub-advisors will have to comply with any conditions contained in the Order.

                        RECOMMENDATION AND REQUIRED VOTE

            Approval of this Proposal requires the affirmative vote of the holders of the lesser of (a) 67% or more of the voting securities of the Fund present at the Meeting or represented by proxy if holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Fund.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSAL TO AUTHORIZE THE BOARD AND THE ADVISOR TO SELECT OR CHANGE INVESTMENT SUB-ADVISORS AND ENTER INTO OR AMEND INVESTMENT SUB-ADVISORY AGREEMENTS WITHOUT OBTAINING THE APPROVAL OF SHAREHOLDERS.

                             ADDITIONAL INFORMATION

SHARES OUTSTANDING

            At the close of business on the Record Date, the number of outstanding shares of beneficial interest for each share class of the Fund were as follows:

------------------------------------------------------------------
          Share Class                         Outstanding Shares
------------------------------------------------------------------
Class A                                                30,685,932
------------------------------------------------------------------
Class B                                                 2,116,968
------------------------------------------------------------------
Class C                                                13,325,892
------------------------------------------------------------------
Class Y                                                   521,794
------------------------------------------------------------------

SHARE OWNERSHIP INFORMATION

            As of the Record Date, the following table lists those shareholders who beneficially owned 5% or more of the outstanding shares of the Fund.

-----------------------------------------------------------------------------------------------------------
      Name and Address                Number of           Share Class             Percent of Share Class
                                        Shares
-----------------------------------------------------------------------------------------------------------
Charles Schwab & Co.                   2,227,441            Class A                                  7.26%
101 Montgomery Street
San Francisco, CA 94104
-----------------------------------------------------------------------------------------------------------
Pershing LLC                           1,708,667            Class A                                  5.57%
1 Pershing Plaza
Jersey City, NJ 07399
-----------------------------------------------------------------------------------------------------------
MLPF&S                                 1,571,271            Class A                                  5.12%
4800 Deer Lake Drive
East 2nd Floor
Jacksonville, FL 32246
-----------------------------------------------------------------------------------------------------------
Pershing LLC                             770,649            Class C                                  5.78%
1 Pershing Plaza
Jersey City, NJ 07399
-----------------------------------------------------------------------------------------------------------
MLPF&S                                 3,773,885            Class C                                 28.32%
4800 Deer Lake Drive
East 2nd Floor
Jacksonville, FL 32246
-----------------------------------------------------------------------------------------------------------
MLPF&S                                   354,303            Class B                                 16.74%
4800 Deer Lake Drive
East 2nd Floor
Jacksonville, FL 32246
-----------------------------------------------------------------------------------------------------------
Pershing LLC                             180,233            Class B                                  8.51%
1 Pershing Plaza
Jersey City, NJ 07399
-----------------------------------------------------------------------------------------------------------
Charles Schwab & Co.                      38,028            Class Y                                  7.29%
101 Montgomery Street
San Francisco, CA 94104
-----------------------------------------------------------------------------------------------------------
National Financial Services              475,292            Class Y                                 91.09%
200 Liberty Street
1 World Financial Center
New York, NY 10281
-----------------------------------------------------------------------------------------------------------

As of the Record Date, the Trustees and Officers of the Trust as a group owned of record and beneficially less than 1% of the outstanding shares of the Fund.

INVESTMENT ADVISOR AND OTHER SERVICE PROVIDERS

            Touchstone Advisors, Inc. (the "Advisor"), located at 303 Broadway, Suite 1100, Cincinnati, Ohio 45202, serves as the investment advisor to the Trust.

            Touchstone Securities, Inc. (the "Underwriter") serves as the principal underwriter of the shares of the Trust. The address of the Underwriter is 303 Broadway, Suite 1100, Cincinnati, Ohio 45202.

            The Advisor serves as the administrator for the Trust.

            Both the Advisor and the Underwriter are wholly owned subsidiaries of IFS Financial Services, Inc., which is a wholly owned subsidiary of Western-Southern Life Assurance Company ("WSLAC"). WSLAC is a wholly owned subsidiary of The Western and Southern Life Insurance Company, a stock life insurance company organized under the laws of the State of Ohio on February 23, 1888 ("WSLIC"). WSLIC is wholly owned by an Ohio-domiciled intermediate holding company, Western-Southern Financial Group, Inc. ("WSFG"). WSFG is wholly owned by an Ohio-domiciled mutual insurance holding company, Western-Southern Mutual Holding Company ("WSMH"). WSLAC is in the business of issuing insurance and annuity contracts. The address of WSLAC, WSLIC, WSFG and WSMH is 400 Broadway, Cincinnati, Ohio 45202.

            The following officers of the Trust hold positions with the Advisor and the Underwriter:

-------------------------------------------------------------------------------------------------------------------
           Name             Position with the Trust    Position with the Advisor    Position with the Underwriter
-------------------------------------------------------------------------------------------------------------------
Jill T. McGruder            President                 Director                     Director
-------------------------------------------------------------------------------------------------------------------
Steven M. Graziano          Vice President            President                    President
-------------------------------------------------------------------------------------------------------------------
Terrie A. Wiedenheft        Treasurer & Controller    Senior Vice President &      Senior Vice President & Chief
                                                      Chief Financial Officer      Financial Officer
-------------------------------------------------------------------------------------------------------------------
Brian E. Hirsch             Vice President & Chief    Vice President & Chief       None
                            Compliance Officer        Compliance Officer
-------------------------------------------------------------------------------------------------------------------

            As administrator to the Fund, the Advisor received $1,705,505 in administration fees for the fiscal year ended March 31, 2009. The Underwriter of the Fund received $66,695 in underwriting fees for the fiscal year ended March 31, 2009. After the New Agreement is approved, the Advisor will continue to provide administrative services to the Fund and the Underwriter will continue to provide underwriting services to the Fund.

PORTFOLIO TRANSACTIONS

            Below are the affiliated brokerage transactions for the Fund for the fiscal year ended March 31, 2009. SG Cowen Securities Corporation may be deemed to be an affiliate of the Fund because it is an affiliate of TCW Investment Management Company, another sub-advisor for the Fund. Westfield did not effect any affiliated brokerage transactions.

                                                                 Percentage of                        Percentage of
                                  Amount of                        Aggregate                            Aggregate
        Broker                   Commissions                   Commissions Paid                   Transactions Effected
-----------------------     -----------------------      ------------------------------     -----------------------------------
      S.G. Cowen                   $21,388                           0.92%                                0.90%

SUBMISSION OF SHAREHOLDER PROPOSALS

            The Trust is not generally required to hold annual or special meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Trust at the address set forth on the cover of this Proxy Statement so that the proposals will be received by the Trust in a reasonable period of time prior to that meeting.

                                 OTHER BUSINESS

            The Board knows of no other business to be brought before the Meeting. If other business should properly come before the meeting, the proxy holders will vote thereon in their discretion.

            PLEASE CAST YOUR VOTE PROMPTLY USING THE ENCLOSED PROXY CARD AND POSTAGE-PAID ENVELOPE, BY PHONE USING THE TOLL-FREE NUMBER, OR VIA THE INTERNET.

By order of the Board of Trustees


Jay S. Fitton
Secretary

                                                                      APPENDIX A
                                     FORM OF
                             SUB-ADVISORY AGREEMENT

                         TOUCHSTONE MID CAP GROWTH FUND
                           TOUCHSTONE STRATEGIC TRUST

      This SUB-ADVISORY AGREEMENT (the "Agreement") is made as of ________, 20__, by and between TOUCHSTONE ADVISORS, INC., an Ohio corporation (the "Advisor"), and WESTFIELD CAPITAL MANAGEMENT COMPANY, L.P., a Delaware limited partnership (the "Sub-Advisor").

      WHEREAS, the Advisor is an investment advisor registered under the Investment Advisers Act of 1940, as amended, and has been retained by Touchstone Strategic Trust (the "Trust"), a Massachusetts business trust organized pursuant to an Agreement and Declaration of Trust dated May 19, 1993 (as amended) and registered as an open-end diversified management investment company under the Investment Company Act of 1940 (the "1940 Act"), to provide investment advisory services with respect to certain assets of the Touchstone Mid Cap Growth Fund (the "Fund"); and

      WHEREAS, the Sub-Advisor also is an investment advisor registered under the Investment Advisers Act of 1940, as amended; and

      WHEREAS, the Advisor desires to retain the Sub-Advisor to furnish it with portfolio management services in connection with the Advisor's investment advisory activities on behalf of the Fund, and the Sub-Advisor is willing to furnish such services to the Advisor and the Fund;

      NOW THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is agreed as follows:

      1. EMPLOYMENT OF THE SUB-ADVISOR. In accordance with and subject to the Investment Advisory Agreement between the Trust and the Advisor, attached hereto as Exhibit A (the "Advisory Agreement"), the Advisor hereby appoints the Sub-Advisor to manage the investment and reinvestment of that portion of the assets of the Fund allocated to it by the Advisor (the "Fund Assets"), in conformity with the Fund's currently effective Registration Statement, prospectus and Statement of Additional Information and subject to the control and direction of the Advisor and the Trust's Board of Trustees, for the period and on the terms hereinafter set forth. The Sub-Advisor hereby accepts such employment and agrees during such period to render the services and to perform the duties called for by this Agreement for the compensation herein provided. The Sub-Advisor shall at all times maintain its registration as an investment advisor under the Investment Advisers Act of 1940 (the "Advisers Act") and shall otherwise comply in all material respects with all applicable laws and regulations, both state and federal. The Sub-Advisor shall for all purposes herein be deemed an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust or the Fund.

      2. DUTIES OF THE SUB-ADVISOR. The Sub-Advisor will provide the following services and undertake the following duties:

            a. The Sub-Advisor will manage the investment and reinvestment of the Fund Assets, subject to and in accordance with the investment objectives, policies and restrictions of the Fund and in conformity with the Fund's currently effective Registration Statement, prospectus and Statement of Additional Information and any directions which the Advisor or the Trust's Board of Trustees may give from time to time with respect to the Fund. In furtherance of the foregoing, the Sub-Advisor will make all determinations with respect to the investment of the Fund Assets and the purchase and sale of portfolio securities and shall take such steps as may be necessary or advisable to implement the same. The Sub-Advisor also will determine the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the portfolio securities will be exercised. The Sub-Advisor will render regular reports to the Trust's Board of Trustees and to the Advisor (or such other advisor or advisors as the Advisor shall engage to assist it in the evaluation of the performance and activities of the Sub-Advisor). Such reports shall be made in such form and manner and with respect to such matters regarding the Fund and the Sub-Advisor as the Trust or the Advisor shall from time to time request; provided, however, that in the absence of extraordinary circumstances, the individual primarily responsible for management of Fund Assets for the Sub-Advisor will not be required to attend in person more than one meeting per year with the trustees of the Trust.

            b. The Sub-Advisor shall immediately notify the Advisor if the Sub-Advisor reasonably believes that the value of any security held by the Fund may not reflect fair value. Upon request, the Sub-Advisor agrees to provide any pricing information of which the Sub-Advisor is aware to the Advisor and/or any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Fund's valuation procedures for the purpose of calculating the Fund's net asset value in accordance with procedures and methods established by the Board.

            c. Regulatory Compliance.

                  (i) The Sub-Advisor agrees to comply with the requirements of the 1940 Act, the Advisers Act, the Securities Act of 1933 (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Commodity Exchange Act and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules, regulations and case law that relate to the services and relationships described hereunder and to the conduct of its business as a registered investment adviser. In selecting the Fund's portfolio securities and performing the Sub-Advisor's obligations hereunder, the Sub-Advisor shall cause the Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. The Sub-Advisor shall maintain compliance procedures that it reasonably believes are adequate to ensure the compliance with the foregoing. No supervisory activity undertaken by the Advisor shall limit the Sub-Advisor's full responsibility for any of the foregoing.

                  (ii) The Sub-Advisor has adopted a written code of ethics that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, which it will provide to the Advisor and the Fund. The Sub-Advisor shall ensure that its Access Persons (as defined in the Sub-Advisor's Code of Ethics) comply in all material respects with the Sub-Advisor's Code of Ethics, as in effect from time to time. Upon request, the Sub-Advisor shall provide the Fund with (i) a copy of the Sub-Advisor's current Code of Ethics, as in effect from time to time, and
      (ii) a certification that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Sub-Advisor's Code of Ethics. No less frequently than annually, the Sub-Advisor shall furnish a written report, which complies with the requirements of Rule 17j-1, concerning the Sub-Advisor's Code of Ethics to the Fund and the Advisor. The Sub-Advisor shall respond to requests for information from the Advisor as to violations of the Code by Access Persons and the sanctions imposed by the Sub-Advisor. The Sub-Advisor shall immediately notify the Advisor of any material violation of the Code, whether or not such violation relates to a security held by any Fund.

                  (iii) The Sub-Advisor shall notify the Trust's Chief Compliance Officer and Advisor immediately upon detection of (i) any material failure to manage any Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of any of the Fund's or the Advisor's policies, guidelines or procedures. In addition, the Sub-Advisor shall provide a quarterly report regarding its compliance with the Fund's investment objectives and policies and applicable law, including, but not limited to the 1940 Act, the Code, and the Fund's and the Advisor's policies, guidelines or procedures as applicable to the Sub-Advisor's obligations under this Agreement. The Sub-Advisor acknowledges and agrees that the Advisor may, in its discretion, provide such quarterly compliance certifications to the Board. The Sub-Advisor agrees to correct any such failure promptly and to take any action that the Board and/or the Advisor may reasonably request in connection with any such breach. The Sub-Advisor shall also provide the officers of the Trust with supporting certifications in connection with such certifications of Fund financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act. The Sub-Advisor will promptly notify the Trust in the event (i) the Sub-Advisor is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which a Fund is a member of the plaintiff class by reason of the Fund's ownership of shares in the defendant) or the compliance by the Sub-Advisor with the federal or state securities laws or (ii) the controlling stockholder of the Sub-Advisor changes or an actual change in control resulting in an "assignment" (as defined in the 1940 Act) has occurred or is otherwise proposed to occur.

                  (iv) The Sub-Advisor shall maintain separate books and detailed records of all matters pertaining to the Fund's assets advised by the Sub-Advisor required by Rule 31a-1 under the 1940 Act (other than those records being maintained by the Advisor, custodian or transfer agent appointed by the Fund) relating to its responsibilities provided hereunder with respect to the Fund, and shall preserve such records for the periods and in a manner prescribed therefore by Rule 31a-2 under the 1940 Act (the "Fund Books and Records"). The Fund Books and Records shall be available to the Advisor and the Board at any time upon request, shall be delivered to the Trust upon the termination of this Agreement and shall be available for telecopying without delay during any day the Fund is open for business.

            d. The Sub-Advisor shall provide support to the Advisor with respect to the marketing of the Fund, including but not limited to: (i) permission to use the Sub-Advisor's name as provided in Section 5, (ii) permission to use the past performance and investment history of the Sub-Advisor with respect to a composite of other funds managed by the Sub-Advisor that are comparable, in investment objective and composition, to the Fund, (iii) access to the individual(s) responsible for day-to-day management of the Fund for marketing conferences, teleconferences and other activities involving the promotion of the Fund, subject to the reasonable request of the Advisor, (iv) permission to use biographical and historical data of the Sub-Advisor and individual manager(s), and (v) permission to use the names of those clients pre-approved by the Sub-Advisor to which the Sub-Advisor provides investment management services, subject to receipt of the consent of such clients to the use of their names.

            e. The Sub-Advisor will, in the name of the Fund, place orders for the execution of all portfolio transactions in accordance with the policies with respect thereto set forth in the Trust's registration statements under the 1940 Act and the 1933 Act, as such registration statements may be in effect from time to time. When placing orders with brokers and dealers, the Sub-Advisor's primary objective shall be to obtain the most favorable price and execution available for the Fund, and in placing such orders the Sub-Advisor may consider a number of factors, including, without limitation, the overall direct net economic result to the Fund (including commissions, which may not be the lowest available but ordinarily should not be higher than the generally prevailing competitive range), the financial strength and stability of the broker, the efficiency with which the transaction will be effected, the ability to effect the transaction at all where a large block is involved and the availability of the broker or dealer to stand ready to execute possibly difficult transactions in the future. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking most favorable price and execution and compliance with Rule 12b-1(h) under the 1940 Act, the Sub-Advisor may select brokers and dealers to execute portfolio transactions of the Fund that promote or sell shares of the Fund. The Sub-Advisor is specifically authorized, to the extent authorized by law (including, without limitation, Section 28(e) of the 1934 Act), to pay a broker or dealer who provides research services to the Sub-Advisor an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting such transaction, in recognition of such additional research services rendered by the broker or dealer, but only if the Sub-Advisor determines in good faith that the excess commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of the particular transaction or the Sub-Advisor's overall responsibilities with respect to discretionary accounts that it manages, and that the Fund derives or will derive a reasonable benefit from such research services. The Sub-Advisor will present a written report to the Board of Trustees of the Trust, at least quarterly, indicating total brokerage expenses, actual or imputed, as well as the services obtained in consideration for such expenses, broken down by broker-dealer and containing such information as the Board of Trustees reasonably shall request.

            f. The Sub-Advisor shall maintain errors and omissions insurance coverage in an appropriate amount and shall provide prior written notice to the Trust (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any material claims will be made on its insurance policies. Furthermore, the Sub-Advisor shall, upon reasonable request, provide the Trust with any information it may reasonably require concerning the amount of or scope of such insurance.

            g. In the event of any reorganization or other change in the Sub-Advisor, its investment principals, supervisors or members of its investment (or comparable) committee, the Sub-Advisor shall give the Advisor and the Trust's Board of Trustees written notice of such reorganization or change within a reasonable time (but not later than 30 days) after such reorganization or change.

            h. The Sub-Advisor will bear its expenses of providing services to the Fund pursuant to this Agreement except such expenses as are expressly undertaken by the Advisor or the Trust.

      3. COMPENSATION OF THE SUB-ADVISOR.

            a. As compensation for the services to be rendered and duties undertaken hereunder by the Sub-Advisor, the Advisor will pay to the Sub-Advisor a monthly fee equal on an annual basis to 0. % of average daily net assets of the Fund managed by the Sub Advisor without regard to any total expense limitation of the Trust or the Advisor. Such fee shall be computed and accrued daily. If the Sub-Advisor serves in such capacity for less than the whole of any period specified in this Section 3a, the compensation to the Sub-Advisor shall be prorated. For purposes of calculating the Sub-Advisor's fee, the daily value of the Fund Assets shall be computed by the same method as the Trust uses to compute the net asset value of the Fund for purposes of purchases and redemptions of shares thereof.

            b. The Sub-Advisor reserves the right to waive all or a part of its fees hereunder.

      4. ACTIVITIES OF THE SUB-ADVISOR. It is understood that the Sub-Advisor may perform investment advisory services for various other clients, including other investment companies. The Trust and the Advisor further acknowledge that the Sub-Advisor may serve as an investment advisor or sub-advisor to future funds, which have the same, similar, or overlapping investment objectives. Provided, however that the Sub-Advisor represents and warrants that it has no arrangement or understanding with any party, other than the Trust, that would influence the decision of the Sub-Advisor with respect to its selection of securities for the Fund, and that all selections shall be done in accordance with what is in the best interest of the Fund in a manner consistent with Sub-Advisor's fiduciary duty.

      The Sub-Advisor will report to the Board of Trustees of the Trust (at regular quarterly meetings and at such other times as such Board of Trustees reasonably shall request, subject to the limitation on personal attendance at such meetings set forth in Section 2a) (i) the financial condition and prospects of the Sub-Advisor, (ii) the nature and amount of transactions affecting the Fund that involve the Sub-Advisor and affiliates of the Sub-Advisor, (iii) information regarding any potential conflicts of interest arising by reason of its continuing provision of advisory services to the Fund and to its other accounts, and (iv) such other information as the Board of Trustees shall reasonably request regarding the Fund, the Fund's performance, the services provided by the Sub-Advisor and affiliates of the Sub-Advisor to the Fund as compared to its other accounts and the plans of, and the capability of, the Sub-Advisor with respect to providing future services to the Fund and its other accounts. The Sub-Advisor agrees to submit to the Trust a statement defining its policies with respect to the allocation of business among the Fund and its other clients.

      The Sub-Advisor has supplied to the Advisor and the Trust copies of its Form ADV with all exhibits and attachments thereto (including the Sub-Advisor's statement of financial condition) and will hereafter supply to the Advisor, promptly upon the preparation thereof, copies of all amendments or restatements of such document.

      5. USE OF NAMES. Neither the Advisor nor the Trust shall use the name of the Sub-Advisor in any prospectus, sales literature or other material relating to the Advisor or the Trust in any manner not approved in advance by the Sub-Advisor; provided, however, that the Sub-Advisor will approve all uses of its name which merely refer in accurate terms to its appointment hereunder or which are required by the Securities and Exchange Commission (the "SEC") or a state securities commission; and provided further, that in no event shall such approval be unreasonably withheld. The Sub-Advisor shall not use the name of the Advisor or the Trust in any material relating to the Sub-Advisor in any manner not approved in advance by the Advisor or the Trust, as the case may be; provided, however, that the Advisor and the Trust shall each approve all uses of their respective names which merely refer in accurate terms to the appointment of the Sub-Advisor hereunder or which are required by the SEC or a state securities commission; and, provided further, that in no event shall such approval be unreasonably withheld.

      6. LIABILITY OF THE SUB-ADVISOR. The Sub-Advisor shall indemnify and hold harmless the Trust and all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in
Section 15 of the 1933 Act) (collectively, the "Sub-Advisor Indemnitees") against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) by reason of or arising out of:
(a) the Sub-Advisor being in material violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Funds' Registration Statement or any written guidelines or instruction provided in writing by the Board, or (b) the Sub-Advisor's willful misfeasance, bad faith or gross negligence generally in the performance of its duties hereunder or its reckless disregard of its obligations and duties under this Agreement. In no case shall the Sub-Advisor be liable for actions taken or non-actions with respect to the performance of its services under this Agreement based upon specific written information, instructions, or requests made to the Sub-Advisor by an officer of the Trust thereunto duly authorized. As used in this Section 6, the term "Sub-Advisor" shall include the Sub-Advisor and/or any of its affiliates and the directors, officers and employees of the Sub-Advisor and/or any of its affiliates.

      7. LIMITATION OF TRUST'S LIABILITY. The Sub-Advisor acknowledges that it has received notice of and accepts the limitations upon the Trust's liability set forth in its Declaration of Trust. The Sub-Advisor agrees that (i) the Trust's obligations to the Sub-Advisor under this Agreement (or indirectly under the Advisory Agreement) shall be limited in any event to the Fund Assets and
(ii) the Sub-Advisor shall not seek satisfaction of any such obligation from the holders of shares of the Fund, other than the Advisor, nor from any Trustee, officer, employee or agent of the Trust.

      8. FORCE MAJEURE. The Sub-Advisor shall not be liable for delays or errors occurring by reason of circumstances beyond its control, including but not limited to acts of civil or military authority, national emergencies, work stoppages, fire, flood, catastrophe, acts of God, insurrection, war, riot, or failure of communication or power supply. In the event of equipment breakdowns beyond its control, the Sub-Advisor shall take all reasonable steps to minimize service interruptions but shall have no liability with respect thereto.

      9. RENEWAL, TERMINATION AND AMENDMENT.

            a. This Agreement shall continue in effect, unless sooner terminated as hereinafter provided, until _______, 20__; and it shall continue thereafter provided that such continuance is specifically approved by the parties and, in addition, at least annually by (i) the vote of the holders of a majority of the outstanding voting securities (as herein defined) of the Fund or by vote of a majority of the Trust's Board of Trustees and
      (ii) by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of either the Advisor or the Sub-Advisor, cast in person at a meeting called for the purpose of voting on such approval.

            b. This Agreement may be terminated at any time, without payment of any penalty, (i) by the Advisor upon not more than sixty (60) days' nor less than thirty (30) days' written notice delivered or mailed by registered mail, postage prepaid, to the Sub-Advisor; (ii) by the Sub-Advisor upon not less than sixty (60) days' written notice delivered or mailed by registered mail, postage prepaid, to the Advisor; or (iii) by the Trust upon either (y) the majority vote of its Board or (z) the affirmative vote of a majority of the outstanding voting securities of the Fund. This Agreement shall terminate automatically in the event of its assignment.

            c. This Agreement may be amended at any time by the parties hereto, subject to approval by the Trust's Board of Trustees and, if required by applicable SEC rules and regulations, a vote of the majority of the outstanding voting securities of the Fund affected by such change.

            d. The terms "assignment," "interested persons" and "majority of the outstanding voting securities" shall have the meaning set forth for such terms in the 1940 Act.

      10. SEVERABILITY. If any provision of this Agreement shall become or shall be found to be invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

      11. NOTICE. Any notices under this Agreement shall be in writing addressed and delivered personally (or by telecopy) or mailed postage-paid, to the other party at such address as such other party may designate in accordance with this paragraph for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust and that of the Advisor for this purpose shall be 303 Broadway, Suite 1100, Cincinnati, Ohio 45202 and that the address of the Sub-Advisor shall be One Financial Center, 23rd Floor, Boston, Massachusetts 02111.

      12. MISCELLANEOUS. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Ohio and the Sub-Advisor consents to the jurisdiction of courts, both state or federal, in Ohio, with respect to any dispute under this Agreement. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.



THE REMAINDER OF THIS PAGE HAS BEEN LEFT INTENTIONALLY BLANK

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, all as of the day and year first above written.

                                      TOUCHSTONE ADVISORS, INC.
Attest:

                                      By:
-----------------------------------          -----------------------------------

Name:                                 Name:
     ------------------------------        -------------------------------------

Title:                                Title:
      -----------------------------         ------------------------------------

                                      WESTFIELD CAPITAL MANAGEMENT COMPANY, L.P.
Attest:

                                      By:
-----------------------------------          -----------------------------------

Name:                                 Name:
     ------------------------------        -------------------------------------

Title:                                Title:
      -----------------------------         ------------------------------------

                                         EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

                                        PLEASE SIGN, DATE AND RETURN YOUR VOTING
                                                  INSTRUCTIONS TODAY!

PROXY TABULATOR                         TO VOTE BY INTERNET
P.O. BOX 9112
FARMINGDALE, NY 11735                   1)    Read the Proxy Statement and have
                                              the proxy card below at hand.

                                        2)    Go to website WWW.PROXYVOTE.COM

                                        3)    Follow the instructions provided
                                              on the website.

                                        TO VOTE BY TELEPHONE

                                        1)    Read the Proxy Statement and have
                                              the proxy card below at hand.

                                        2)    Call 1-800-690-6903

                                        3)    Follow the instructions.

                                         TO VOTE BY MAIL

                                        1)    Read the Proxy Statement.

                                        2)    Check the appropriate boxes on the
                                              proxy card below.

                                        3)    Sign and date the proxy card.

                                        4)    Return the proxy card in the
                                              envelope provided.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

                            M18605-S54614     KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

--------------------------------------------------------------------------------

TOUCHSTONE MID CAP GROWTH FUND


                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
                           VOTE THIS PROXY CARD TODAY!


                                                           FOR  AGAINST  ABSTAIN


THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE FOLLOWING PROPOSALS:

1. To approve a new sub-advisory agreement between the Fund's investment advisor, Touchstone Advisors, Inc. (the "Advisor") and Westfield Capital Management Company, L.P. ("Westfield");

2. To approve the retention or payment of fees paid or payable by the Advisor to Westfield for its sub-advisory services to the Fund;

3. To authorize the Board of Trustees and the Advisor to select or change investment sub-advisors and to enter into or amend investment sub-advisory agreements without obtaining the approval of shareholders; and

4. To transact such other business that may properly come before the Meeting, or any adjournments thereof.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS CARD. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.


         PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

------------------------------------------    ----------------------------------

------------------------------------------    ----------------------------------
Signature [PLEASE SIGN WITHIN BOX]  Date      Signature (Joint Owners)  Date

--------------------------------------------------------------------------------

         IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
                            FOR THE SPECIAL MEETING:
             The Proxy Statement is available at www.proxyvote.com.









--------------------------------------------------------------------------------
                                                                   M18606-S54614

--------------------------------------------------------------------------------

PROXY                      TOUCHSTONE STRATEGIC TRUST                      PROXY
                  SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON
                               FEBRUARY 26, 2010


The undersigned shareholder(s) of the Touchstone Mid Cap Growth Fund (the "Fund") of the Touchstone Strategic Trust (the "Trust") hereby appoints Jay Fitton and Frank Newbauer, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Fund to be held on February 26, 2010, at 303 Broadway, Suite 1100, Cincinnati, Ohio 45202, at 10:00 a.m. Eastern Time, and at any adjournment thereof as indicated on the reverse side. In its discretion, the Fund is authorized to vote upon such other matters as may properly come before the meeting.

RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING PROXY STATEMENT, AS APPLICABLE, IS HEREBY ACKNOWLEDGED. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSALS IF NO CHOICE IS INDICATED.



       IMPORTANT: PLEASE SIGN AND DATE ON THE REVERSE SIDE BEFORE MAILING